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                                                                   EXHIBIT 10.1

                                 AMENDMENT NO. 2
                                     TO THE
                          FINLAY RETIREMENT INCOME PLAN

                          (As Restated March 23, 1995)

          The Finlay Retirement Income Plan as heretofore amended (the "Plan") is hereby further amended by revising the beginning of the first sentence of Section 1.11 to read as follows:

     "Total compensation as that term is defined in Treasury Regulation section 1.415-2(d)(11)(i), paid by an Employer to an individual after he has become a Participant for service as an Eligible Employee, but determined before giving effect to any Contribution Agreement under this Plan or to any similar reduction agreement pursuant to any cafeteria plan (within the meaning of section 125 of the Code), excluding the following:...."

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer the 3rd day of May, 1996.

                                       FINLAY ENTERPRISES, INC.



                                       By: /s/ David B. Cornstein
                                          -------------------------------------
                                          Chairman

ATTEST:



/s/ Bonni G. Davis
- ---------------------------------
Secretary